Exhibit 10.1

TWELFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Twelfth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 29, 2021, by and between COMERICA BANK, a Texas banking association (“Bank”) and AUGMEDIX OPERATING CORPORATION (f/k/a Augmedix, Inc.), a Delaware corporation (“Borrower”).

RECITALS

A. Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 11, 2015 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, that certain Second Amendment to Loan and Security Agreement dated as of April 11, 2017, that certain Third Amendment to Loan and Security Agreement dated as of July 28, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of August 20, 2018, that certain Default Waiver and Fifth Amendment to Loan and Security Agreement dated as of September 6, 2018, that certain Default Waiver and Sixth Amendment to Loan and Security Agreement dated as of October 12, 2018, that certain Default Waiver and Seventh Amendment to Loan and Security Agreement dated as of August 5, 2019, that certain Eighth Amendment to Loan and Security Agreement dated as of August 28, 2019, that certain Default Waiver and Ninth Amendment to Loan and Security Agreement dated as of September 14, 2020, that certain Consent and Tenth Amendment to Loan and Security Agreement dated as of October 5, 2020, and that certain Eleventh Amendment to Loan and Security Agreement dated as of December 29, 2020, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

B. Borrower has requested that Bank amend the Agreement to (i) modify the Growth Capital Maturity Date and (ii) make certain other revisions to the Agreement as more fully set forth herein.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms and their definitions in Exhibit A of the Agreement hereby are added, amended and restated as follows:

“Growth Capital Maturity Date” means December 31, 2021.

“Indebtedness Trigger Date” means the date that the aggregate principal balance of Borrower’s Indebtedness to Bank falls below Two Million Dollars ($2,000,000).

“Minimum Pledged Cash Amount” means Two Million Dollars ($2,000,000); provided, however, after the Indebtedness Trigger Date, the Minimum Pledged Cash Amount shall be reduced dollar-for-dollar, within thirty (30) days after each monthly principal payment on the Growth Capital Advances, to match the aggregate principal balance of the outstanding Growth Capital Advances.

“Twelfth Amendment Effective Date” means January 29, 2021.

2. The following definitions in Exhibit A of the Agreement hereby are deleted as follows:

“Consolidated Net Income”, “Consolidated Total Interest Expense”, “EBITDA”, “EBITDA Burn”

3. Section 2.1(b)(ii) of the Agreement hereby is amended and restated as follows:

“(ii) Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. The Growth Capital Advances outstanding as of the Twelfth Amendment Effective Date, shall be payable in twelve (12) equal monthly installments of principal, plus all accrued interest, beginning on January 31, 2021, and continuing on the same day of each month thereafter through the Growth Capital Maturity Date. On the Growth Capital Maturity Date all Growth Capital Advances and accrued and unpaid interest under this Section 2.1(b) shall be immediately due and payable. Growth Capital Advances, once repaid, may not be reborrowed. Borrower may prepay any Growth Capital Advances without penalty or premium.”

4. With respect to Section 2.5 of the Agreement, the word “and” at the end of subsection (a) hereby is deleted, subsection (b) hereby is renumbered subsection (c), and new subsection (b) hereby is added in its entirety as follows:

“(b) Amendment Fee. Borrower shall pay to Bank on the Twelfth Amendment Effective Date an amendment fee equal to Five Thousand Dollars ($5,000) (the “Twelfth Amendment Fee”), which shall be nonrefundable and fully earned as of the Twelfth Amendment Effective Date; and”

5. Section 4.4 of the Agreement hereby is amended and restated as follows:

“4.4 Pledge of Account. Borrower hereby assigns, pledges, delivers, and transfers to Bank, and hereby grants to Bank, a continuing first priority security interest in and against all right, title and interest of the following, whether now or hereafter existing or acquired by Borrower, (i) the Pledged Account and general intangibles arising therefrom or relating thereto; and all documents, instruments and agreements evidencing the same; and all extensions, renewals, modifications and replacements of the foregoing; and any interest or other amounts payable in connection therewith, and (ii) all proceeds of the foregoing (including whatever is receivable or received when the Pledged Account or proceeds are invested, sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to the Pledged Account, and all rights to payment with respect to any cause of action affecting or relating to the Pledged Account. The Pledged Account shall be under the sole control of Bank and Borrower shall not have access to funds in the Pledged Account. Borrower shall at all times cause the balance in the Pledged Account to be not less than the Minimum Pledged Cash Amount.”

6. Section 6.6 of the Agreement hereby is amended and restated as follows:

“6.6 Accounts/Pledged Accounts. Borrower shall maintain its primary operating and investment accounts with Bank or Bank’s Affiliates (covered by satisfactory control agreements). Borrower shall at all times cause the balance in the Pledged Account to be not less than the Minimum Pledged Cash Amount.”

7. Subsections (a) and (b) of Section 6.7 of the Agreement hereby are amended and restated in their entirety as follows:

“(a) Minimum Cash. At all times prior to the Indebtedness Trigger Date, a balance of unrestricted cash at Bank of not less than the greater of (i) Two Million Dollars ($2,000,000), (ii) the amount of cash required for Borrower to fulfill its payroll requirements for two consecutive pay periods, as determined by Bank in its sole but reasonable discretion, or (iii) an amount equal to one half of the Cash Burn measured as of the most recently ended month, each as determined by Bank in its sole but reasonable discretion.

(b) Reserved.”

8. New Section 6.13 hereby is added to the Agreement in its entirety as follows:

“6.13 Site Visit. As soon as possible, but in any event within ninety (90) days after the termination of restrictions preventing a site visit, a site visit shall be performed with results satisfactory to Bank in its sole discretion.”

9. Exhibit D to the Agreement hereby is replaced by Exhibit D attached hereto.

10. Release.

10.1 Borrower acknowledges that Bank would not enter into this Agreement, without Borrower’s assurance hereunder. Except for the obligations arising hereafter under the Agreement, Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known or unknown claims which Borrower now has against Bank of any nature, including any claims that Borrower, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.

10.2 Borrower waives the provisions of California Civil Code Section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

10.3 The provisions, waivers and releases set forth in this section are binding upon Borrower and Borrower’s shareholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.

10.4 Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and Borrower has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.

10.5 The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.

11. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

12. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

13. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (except for any Representations and Warranties which expressly refer to an earlier date or time period, which shall be true and correct as of such date or with respect to such time period), and that no Event of Default has occurred and is continuing.

14. Borrower shall pay or reimburse Bank for all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts.

15. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance reasonably satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an Affirmation of Subordination Agreement, duly executed by Trinity;

(c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d) Borrower’s payment to bank of the Twelfth Amendment Fee, which may be debited from any of Borrower’s accounts; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

16. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written. Borrower also acknowledges and agrees that Borrower’s electronic signature below indicates Borrower’s agreement to, and intention to be legally bound by, all of the terms and conditions of this Amendment.

AUGMEDIX OPERATING CORPORATION (f/k/a
Augmedix, Inc..)

By:	/s/ Paul Ginocchio
Name:	Paul Ginocchio
Title:	Chief Financial Officer

COMERICA BANK

By:	/s/ Hiroya Suzuki
Name:	Hiroya Suzuki
Title:	Vice President

[Signature Page to Twelfth Amendment to Loan and Security Agreement]

EXHIBIT D

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:		Comerica Bank
Loan Analysis Department
333 W. Santa Clara Street
San Jose, CA 95113-1713
Email directly to: Kevin Zeidan - Senior Vice President
kzeidan@comerica.com
PaloAltoTLSComplianceMail@comerica.com
or Fax to (650) 462-6061

FROM:	AUGMEDIX, INC.

The undersigned authorized Officer of AUGMEDIX, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                                      with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

MONTHLY REPORTING COVENANTS	REQUIRED

Company Prepared Monthly F/S	Monthly, within 30 days		☐ YES	☐ NO
Compliance Certificate	Monthly, within 30 days		☐ YES	☐ NO

PERIODIC REPORTING COVENANTS	REQUIRED

Annual Business Plan (incl. operating	Annually, within 30 days of	☐ NOT IN EFFECT THIS PERIOD	☐ YES	☐ NO
budget)	board approval
CPA Audited, Unqualified F/S	Annually, within 180 days of	☐ NOT IN EFFECT THIS PERIOD	☐ YES	☐ NO
FYE
Audit	Annually	☐ NOT IN EFFECT THIS PERIOD	☐ YES	☐ NO

This section only to be required and filled out if Public:

10-Q	Quarterly, within 5 days of SEC		☐ YES	☐ NO
filing (50 days)
10-K	Annually, within 5 days of SEC		☐ YES	☐ NO
filing (95 days)

ACCOUNTS 6.6	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW
Total amount of Borrower’s cash and	See Loan Agreement	Amount: $ _________________	☐ YES	☐ NO
investments
Total amount of Borrower’s cash and	See Loan Agreement	Amount: $ _________________	☐ YES	☐ NO
investments maintained with Bank

		DESCRIPTION	APPLICABLE
Legal Action > $150,000	Notify promptly upon notice		☐ YES	☐ NO
Inventory Disputes > $100,000	Notify promptly upon notice		☐ YES	☐ NO
Mergers & Acquisitions > $100,000	Notify promptly upon notice		☐ YES	☐ NO
Cross default with other agreements			☐ YES	☐ NO
>$100,000	Notify promptly upon notice
Judgments; Settlements > $150,000	Notify promptly upon notice		☐ YES	☐ NO

FINANCIAL COVENANTS	REQUIRED		ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Cash	At all times prior to the	$		☐ YES	☐ NO
Indebtedness Trigger Date,
greater of (i) $2,000,000, (ii)
2 weeks of payroll, or (iii)
half of monthly Cash Burn

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$200,000		☐ YES	☐ NO
Permitted Investments for stock repurchase	<$200,000		☐ YES	☐ NO
Permitted Investments for subsidiaries	<$200,000		☐ YES	☐ NO
Permitted Investments for employee loans	<$200,000		☐ YES	☐ NO
Permitted Investments for joint ventures	<$200,000		☐ YES	☐ NO
Permitted Liens for equipment leases	<$200,000		☐ YES	☐ NO
Permitted Transfers	<$200,000		☐ YES	☐ NO

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION

AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of AUGMEDIX OPERATING CORPORATION (f/k/a Augmedix, Inc.) (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, that:

1.	Any one (1) of the following CEO and CFO of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $15,000,000, in aggregate (if left blank, then unlimited);

(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;

(e)	Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;

(f)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and

(g)	Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, (i) to request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine, signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Emmanuel Krakaris	CEO, President and Secretary	/s/ Emmanuel Krakaris

Paul Ginocchio	CFO	/s/ Paul Ginocchio

In Witness Whereof, I have affixed my name as Secretary on January 29, 2021.

/s/ Emmanuel Krakaris
Emmanuel Krakaris,
Secretary

The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE

Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.